CLEARBRIDGE MID CAP GROWTH FUND

Schedule of investments (unaudited)	July 31, 2020

SECURITY	SHARES	VALUE
COMMON STOCKS - 99.9%
COMMUNICATION SERVICES - 5.3%
Entertainment - 2.9%
Live Nation Entertainment Inc.	28,199	$1,319,995	*
Zynga Inc., Class A Shares	132,505	1,302,524	*

Total Entertainment		2,622,519

Interactive Media & Services - 2.4%
Pinterest Inc., Class A Shares	63,133	2,164,831	*

TOTAL COMMUNICATION SERVICES		4,787,350

Consumer Discretionary - 13.9%
Auto Components - 1.6%
Aptiv PLC	19,044	1,480,671

Hotels, Restaurants & Leisure - 1.0%
Chipotle Mexican Grill Inc.	779	899,869	*

Internet & Direct Marketing Retail - 6.4%
Chewy Inc., Class A Shares	32,621	1,712,276	*
Expedia Group Inc.	14,850	1,202,999
MercadoLibre Inc.	2,557	2,875,653	*

Total Internet & Direct Marketing Retail		5,790,928

Specialty Retail - 4.9%
Burlington Stores Inc.	11,509	2,163,692	*
Carvana Co.	14,247	2,207,573	*

Total Specialty Retail		4,371,265

TOTAL CONSUMER DISCRETIONARY		12,542,733

Consumer Staples - 2.2%
Food & Staples Retailing - 2.2%
Casey’s General Stores Inc.	7,664	1,220,032
Performance Food Group Co.	27,465	769,569	*

TOTAL CONSUMER STAPLES		1,989,601

Energy - 0.5%
Oil, Gas & Consumable Fuels - 0.5%
Pioneer Natural Resources Co.	4,787	463,956

Financials - 4.2%
Banks - 1.7%
First Republic Bank	13,306	1,496,659

Capital Markets - 1.0%
Tradeweb Markets Inc., Class A Shares	17,193	929,626

Insurance - 1.5%
GoHealth Inc., Class A Shares	10,050	178,387	*
Progressive Corp.	13,005	1,174,872

Total Insurance		1,353,259

TOTAL FINANCIALS		3,779,544

See Notes to Schedule of Investments.

ClearBridge Mid Cap Growth Fund 2020 Quarterly Report	1

CLEARBRIDGE MID CAP GROWTH FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2020

SECURITY	SHARES	VALUE
Health Care - 18.8%
Biotechnology - 2.3%
BioMarin Pharmaceutical Inc.	12,904	$1,546,028	*
Incyte Corp.	4,841	478,097	*

Total Biotechnology		2,024,125

Health Care Equipment & Supplies - 6.0%
IDEXX Laboratories Inc.	6,498	2,584,580	*
Insulet Corp.	2,234	454,306	*
STERIS PLC	7,294	1,164,341
Varian Medical Systems Inc.	8,611	1,228,962	*

Total Health Care Equipment & Supplies		5,432,189

Life Sciences Tools & Services - 8.1%
Bio-Techne Corp.	4,670	1,284,997
Mettler-Toledo International Inc.	2,926	2,735,810	*
PPD Inc.	47,187	1,385,882	*
Syneos Health Inc.	29,373	1,832,582	*

Total Life Sciences Tools & Services		7,239,271

Pharmaceuticals - 2.4%
Catalent Inc.	24,960	2,180,006	*

TOTAL HEALTH CARE		16,875,591

Industrials - 13.1%
Air Freight & Logistics - 1.1%
XPO Logistics Inc.	13,392	1,004,668	*

Commercial Services & Supplies - 2.1%
Copart Inc.	19,726	1,839,449	*

Electrical Equipment - 1.7%
Rockwell Automation Inc.	7,000	1,526,980

Machinery - 2.8%
IDEX Corp.	12,029	1,982,620
RBC Bearings Inc.	4,219	516,490	*

Total Machinery		2,499,110

Professional Services - 2.9%
CoStar Group Inc.	3,049	2,590,918	*

Trading Companies & Distributors - 2.5%
United Rentals Inc.	10,184	1,582,288	*
W.W. Grainger Inc.	2,060	703,552

Total Trading Companies & Distributors		2,285,840

TOTAL INDUSTRIALS		11,746,965

Information Technology - 35.5%
Communications Equipment - 1.8%
Arista Networks Inc.	6,173	1,603,560	*

Electronic Equipment, Instruments & Components - 2.9%
IPG Photonics Corp.	7,469	1,337,026	*
Keysight Technologies Inc.	12,796	1,278,192	*

Total Electronic Equipment, Instruments & Components		2,615,218

See Notes to Schedule of Investments.

2	ClearBridge Mid Cap Growth Fund 2020 Quarterly Report

CLEARBRIDGE MID CAP GROWTH FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2020

SECURITY	SHARES	VALUE
Information Technology - (continued)
IT Services - 2.5%
Black Knight Inc.	11,600	$869,072	*
Jack Henry & Associates Inc.	8,054	1,436,028

Total IT Services		2,305,100

Semiconductors & Semiconductor Equipment - 5.6%
Advanced Micro Devices Inc.	9,922	768,261	*
Entegris Inc.	14,850	1,067,864
Marvell Technology Group Ltd.	44,741	1,631,704
Monolithic Power Systems Inc.	5,804	1,538,118

Total Semiconductors & Semiconductor Equipment		5,005,947

Software - 22.7%
Aspen Technology Inc.	17,557	1,707,594	*
Atlassian Corp. PLC, Class A Shares	14,260	2,519,029	*
Citrix Systems Inc.	8,885	1,268,422
Datadog Inc., Class A Shares	21,881	2,053,751	*
DocuSign Inc.	5,914	1,282,333	*
Fortinet Inc.	19,504	2,697,403	*
Palo Alto Networks Inc.	6,003	1,536,288	*
Paylocity Holding Corp.	7,068	941,458	*
ServiceNow Inc.	4,589	2,015,489	*
Splunk Inc.	15,359	3,222,625	*
Workday Inc., Class A Shares	6,533	1,181,950	*

Total Software		20,426,342

TOTAL INFORMATION TECHNOLOGY		31,956,167

Materials - 2.8%
Construction Materials - 1.7%
Martin Marietta Materials Inc.	7,467	1,547,013

Containers & Packaging - 1.1%
Ball Corp.	12,965	954,613

TOTAL MATERIALS		2,501,626

Real Estate - 3.6%
Equity Real Estate Investment Trusts (REITs) - 3.6%
Americold Realty Trust	18,759	756,926
SBA Communications Corp.	7,835	2,440,916

Total Real Estate		3,197,842

TOTAL INVESTMENTS - 99.9% (Cost - $48,636,958)		89,841,375

Other Assets in Excess of Liabilities - 0.1%		73,430

TOTAL NET ASSETS - 100.0%		$89,914,805

*	Non-income producing security.

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

ClearBridge Mid Cap Growth Fund 2020 Quarterly Report	3

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

ClearBridge Mid Cap Growth Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

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Notes to Schedule of Investments (unaudited) (continued)

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

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Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Common Stocks†	$89,841,375	—	—	$89,841,375

†	See Schedule of Investments for additional detailed categorizations.

2. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following company was considered an affiliated company for all or some portion of the period ended July 31, 2020. The following transactions were effected in shares of such company for the period ended July 31, 2020.

	Affiliate Value at October 31, 2019	Purchased		Sold
		Cost	Shares	Cost	Shares
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	—	$1,693,474	1,693,474	$1,693,474	1,693,474

(cont’d)	Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at July 31, 2020
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	—	—	—	—

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